Exhibit 23.1






                          INDEPENDENT AUDITORS' CONSENT



Board of Directors
Smithway Motor Xpress Corp.:

We consent to the use of our report incorporated herein by reference in this Registration Statement on Form S-8 of Smithway Motor Xpress Corp.



                    /s/ KPMG Peat Marwick LLP
                    KPMG Peat Marwick LLP


Des Moines, Iowa
June 8, 1999

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